UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2016

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2016, Targa Resources Partners LP (the “Partnership”) and Targa Receivables LLC, a bankruptcy-remote special purpose entity that is an indirect wholly-owned subsidiary of the Partnership (the “SPV”), subsidiaries of Targa Resources Corp. entered into a Fifth Amendment (the “Purchase Agreement Amendment”) to the Receivables Purchase Agreement (the “Purchase Agreement”) among the SPV, as seller, the Partnership, as servicer, the conduit purchasers, the committed purchasers, the purchaser agents and the LC participants party thereto and PNC Bank, National Association, as administrator and LC Bank, which amends the $225 million accounts receivable securitization facility (the “Facility”) by, among other things, (i) extending the Facility Termination Date (as defined in the Purchase Agreement Amendment) of the Facility to December 8, 2017, (ii) increasing the Purchase Limit (as defined in the Purchase Agreement) of the Facility to $275 million and (iii) adding a new Purchaser Group consisting of Wells Fargo Bank, National Association, as Committed Purchaser, LC Participant and as Purchaser Agent (as defined in the Purchase Agreement). As of December 9, 2016, after giving effect to the Purchase Agreement Amendment, there were $275 million of trade receivable purchases outstanding under the Facility. A copy of the Purchase Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing description of the Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement Amendment, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fifth Amendment to Receivables Purchase Agreement, dated December 9, 2016, by and among Targa Receivables LLC, as seller, the Partnership, as servicer, the various conduit purchasers, committed purchasers, purchaser agents and LC participants party thereto and PNC Bank, National Association, as administrator and LC Bank (incorporated by reference to Exhibit 10.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed January 5, 2017 (File No. 001-33303)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: January 5, 2017	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Fifth Amendment to Receivables Purchase Agreement, dated December 9, 2016, by and among Targa Receivables LLC, as seller, the Partnership, as servicer, the various conduit purchasers, committed purchasers, purchaser agents and LC participants party thereto and PNC Bank, National Association, as administrator and LC Bank (incorporated by reference to Exhibit 10.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed January 5, 2017 (File No. 001-33303)).